SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2014

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information provided in Item 5.02 concerning the entry into a material definitive agreement is incorporated by reference in this Item 1.01.

SECTION 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 14, 2014, we issued a press release announcing the appointment of Mr. Baker and the details of our earnings conference call, to be held on Thursday May 15, 2014 at 5:30 PM EST.

The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1. The information furnished under this Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, regardless of any general incorporation by reference language in such filing, except as shall be expressly set forth by specific reference in any such filing.

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 12, 2014, the board of directors appointed Mr. Douglas Baker to act as our Chief Financial Officer. Mr. Baker will assume his duties as our new Chief Financial Officer on May 19, 2014.

Mr. Baker brings with him over 23 years of public company experience. He served as CFO and director of Applied Nanotech Holdings, Inc., a public company, from 1996 to 2014, and as CEO of the same company from 2009 to 2014. Mr. Baker has agreed to act as a consultant to Nanotech for a period of up to one year on an as needed basis.

Mr. Baker holds a Bachelors and Masters of Business Administration from the University of Michigan, has been a Certified Public Accountant since 1980, is a member of the Institute of Certified Public Accountants, member of the Michigan Association of Certified Public Accountants and has served on the Board of Directors of Total Health Care, Inc., a nonprofit health maintenance organization since 1987.

There are no family relationships between Mr. Baker and any of our directors or executive officers.

Aside from the following, Mr. Baker has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

On May 12, 2014, we entered into an employment agreement with Mr. Baker. Under the agreement, we agreed to compensate Mr. Baker $125,000 annually and we granted him options to purchase 100,000 shares of our common stock, with 50% vesting after one year and 50% vesting after two years of hire. Mr. Baker is also eligible for additional quarterly and annual bonus compensation, stock options, and stock grants based on performance metrics outlined by our board of directors. He is entitled to vacation and sick days, and other benefits included in the agreement.

A copy of the employment agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of the employment agreement is qualified in its entirety by reference to the full text thereto.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated May 12, 2014
99.1	Press release, dated May 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ David Lester

David Lester
Chief Operating Officer

Date: May 14, 2014

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